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                                                                     Exhibit 1.1




                                 Cellomics, Inc.

                                6,000,000 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                            [________________], 2000


PRUDENTIAL SECURITIES INCORPORATED
ING BARINGS LLC
DAIN RAUSCHER INCORPORATED
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza

New York, NY  10292

Ladies and Gentlemen:

                  Cellomics, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 6,000,000 shares (the "Firm Securities") of the Company's Common Stock, par value $.01 per share ("Common Stock"). The Company also proposes to issue and sell to the several Underwriters not more than 900,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such


--------
1 Plus an option to purchase from Cellomics, Inc. up to 900,000 additional shares to cover over-allotments.




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option are referred to herein as the "Option Securities," and the Firm
Securities and any Option Securities are collectively referred to herein as the "Securities."

                  As part of the offering contemplated by this Agreement, the Representatives have agreed to reserve out of the Firm Securities purchased by them up to [________] shares (the "Directed Shares") for sale to the Company's directors, officers, employees and other parties associated with the Company (each, individually a "Participant" and collectively, the "Participants") under the terms of the friends and family directed sales program (the "Directed Share Program"). Shares to be sold pursuant to the Directed Share Program shall be sold pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by a Participant by 5:00 p.m. New York time on the date of this Agreement will be offered to the public by the Representatives as set forth in the Prospectus (as such term is hereinafter defined).

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-31680) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement has been so filed. After the execution of this Agreement, the Company will file with the Commission either:
(i) if such registration statement, as it has been amended, has been declared by the Commission to be effective under the Act, either: (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act, or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it has been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this

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Agreement. The Company may also file a related registration statement with the
Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with any such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

                  (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                  (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                  (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it: (i) contained all statements required to be stated therein



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in accordance with, and, except for the omission from the Preliminary Prospectus contained in the Original Registration Statement as filed with the Commission on March 3, 2000 of a bona fide estimate of the range of the maximum offering price, complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it: (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission promulgated thereunder, and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term
Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                  (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective: (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt, and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement in compliance with Rule 111 promulgated under the Act, or the Commission has received payment of such filing fee.


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                  (d) The Company has been duly organized and is validly
existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company (a "Material Adverse Change"). The Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization.

                  (e) The Company has full power (corporate and otherwise) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and otherwise) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it hereunder.

                  (f) The Company's authorized, issued and outstanding capitalization as of September 30, 2000 is as set forth in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                  (g) The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. None of the shares of the issued and outstanding capital stock of the Company have been issued in violation of the preemptive or other similar rights of any security holder of the Company. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive rights, rights of first refusal, co-sale rights or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.



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                  (h) The capital stock of the Company conforms to the
description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (i) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding: (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (j) The financial statements and schedule of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The financial data set forth under the captions "Summary Financial Data," "Capitalization" and "Selected Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                  (k) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements and schedule included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (l) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (m) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required


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to be described in the Registration Statement or the Prospectus and are not
described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have, to the best of the Company's knowledge, been threatened against the Company or with respect to any of their respective assets, technologies or properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                  (n) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated, do not and will not: (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company.

                  (o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any Material Adverse Change, or any development involving a prospective Material Adverse Change.

                  (p) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (ii) since the filing of the Registration Statement: (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities, or (B) paid or agreed to pay to any person


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other than the Underwriters any compensation for soliciting another to purchase any other securities of the Company.

                  (q) The Company has not distributed, and, prior to the later of: (i) the Firm Closing Date, and (ii) the completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                  (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business;
(ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (s) The Company has good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company, in each case except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (t) Except as described in the Prospectus, no labor dispute with the employees of the Company exists or is threatened or imminent that could result in a Material Adverse Change.

                  (u) The Company owns or is licensed to use all patents, patent applications, inventions, licenses, copyrights, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, knowhow;


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manufacturing processes, formulae, trade secrets, licenses and proprietary or other confidential information ("Proprietary Rights") currently employed by it in connection with its business and does not have any knowledge of, and the Company has not given or received any notice of infringement of or conflict with associated rights of any third party with respect to any Proprietary Rights or any license therefor which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The description in such Prospectus (or, if the Prospectus is not in existence, such Preliminary Prospectus) of the Proprietary Rights is correct and fairly and correctly describes the Company's rights with respect thereto. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights. No Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any Proprietary Rights available to any third party. Except for indemnification provisions contained in agreements identified to you by the Company in writing, the Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights currently employed or contemplated to be employed by the Company are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company has complied with its contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the best of the Company's knowledge, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

                  (v) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such


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coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (w) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

                  (x) The Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and this transaction will not cause the Company to become an investment company subject to registration under the Investment Company Act.

                  (y) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (z) The Company is not in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company has received all permits, licenses or other approvals required of it under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Change.

                  (aa) The statistical and market-related data included in the Registration Statement and the Prospectus are derived from sources which the Company



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reasonably and in good faith believes to be accurate, reasonable and reliable;
such data agrees in all material respects with the sources from which they were derived, and to the Company's knowledge, such data reasonably describes the markets or industries in which the Company conducts or proposes to conduct its business.

                  (bb) The Company does not own any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (cc) The Securities have been duly authorized for listing on The Nasdaq Stock Market's National Market (the "Nasdaq National Market"), subject to official notice of issuance. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which registration statement complies in all material respects with the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or quotation the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission of the Nasdaq National Market is contemplating terminating such registration or quotation.

                  (dd) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ee) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound or may be affected in any material adverse respect with regard to the property, business or operations of the Company.


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                  (ff) Except as disclosed in the Prospectus or except as not reasonably required to be disclosed in the Prospectus, there are no outstanding loans, advances, or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them.

                  (gg) Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company has offered or caused the Underwriters to offer any of the Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

                  (hh) The agreement between the Company and Beckman Coulter, Inc. filed as exhibit 10.19 to the Registration Statement and each of the amendments to such agreement incorporated in such exhibit have each been duly authorized, executed and delivered by the Company, are valid and binding agreements of the Company and are currently in full force and effect in accordance with their respective terms. To the best knowledge of such counsel, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance of any term, covenant or condition of such agreement between the Company and Beckman Coulter, Inc., as so amended.

                  (ii) The Company has not received any communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any material consulting, licensing, marketing, research and development, cooperative or any similar agreement, including, without limitation, the collaborative research and license agreements listed under the sections of the Prospectus entitled, "Business-Corporate Collaborations and Technology Access Programs."

                  (jj) All offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

         3. Purchase, Sale and Delivery of the Securities.



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                  (a) On the basis of the representations, warranties,
agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $[______] per share, the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois, at 9:30 A.M., Chicago time, on [__________________], 2000, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

                  (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within (thirty) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option



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



and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of shares of the Option Securities which represents the same proportion of the total number of shares of the Option Securities to be sold by each of the Company pursuant to this Agreement as the number of shares of the Option Securities set forth opposite the name of such Underwriter in Schedule I hereto represents of the total number of shares of Option Securities to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. In entering into this Agreement, each Underwriter is contracting severally and not jointly; except as provided in Section 9, the agreement of each Underwriter is to purchase only the respective number of shares of the Option Securities as specified in Schedule I. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this
Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                  (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by such party, such party agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

                  (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

         5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company: (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the

Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                  (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of: (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
(ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction where it is not otherwise qualified or subject to jurisdiction.

                  (d) If, at any time prior to the later of: (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act, or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the

Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (e) The Company will, without charge, provide: (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto), and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date, or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                  (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives an earnings statement of the Company that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                  (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock for a period of 180 days from the date of the Prospectus, except pursuant to this Agreement and except for issuances pursuant to employee benefit plans or stock option plans of the Company existing on the date hereof or pursuant to the terms of convertible securities of the Company outstanding on the date hereof, in each case pursuant to any plans described in the Prospectus.

                  (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities, or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (j) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (k) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of: (i) 10:00 P.M. Eastern time on the date of this Agreement, and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (l) The Company will cause the Securities to be duly included for quotation on The Nasdaq National Market prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

                  (m) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Prudential Securities Incorporated will notify the Company as to which Participants will need to be restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

         6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to: (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the NASD relating to the Securities and the fees of underwriters' counsel incurred in connection with the review of the Offering by the NASD, (vii) any quotation of the Securities on The Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters), (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters), (x) fees and disbursements of counsel for the Underwriters in connection with the matters relating to the Directed Share Program and (xi) stamp duties, similar taxes or duties or other taxes, if any incurred by the Underwriters in connection with the Directed Share Program.

                  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                  (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of: (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to in writing by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Buchanan Ingersoll Professional Corporation, counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would result in a Material Adverse Change.

                           (ii) the Company has full corporate power to own or
                  lease its properties and conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full corporate power to enter into this Agreement and to consummate the transactions contemplated hereby;

                           (iii) the Company's authorized, issued and
                  outstanding capital stock as of September 30, 2000 is as set forth in the Prospectus under the caption "Capitalization," and, after giving effect to the offering, will be as set forth under the column "Pro Forma As Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of options, warrants or other rights referred to in the Prospectus). Except as described in the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements to issue or other rights to convert any obligations into shares of capital stock of the Company;

                           (iv) the Firm Securities and the Option Securities
                  have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after delivery and payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement;

                           (v) the statements set forth: (A) under the heading
                  "Business-Corporate Collaborations and Technology Access Programs," "Description of Capital Stock," "Certain Transactions," "Management" and "Shares Eligible for Future Sale" in the Prospectus, and (B) in the Registration Statement under Item 14, insofar as such statements constitute matters of law, summaries of legal matters, the Company's Amended and Restated Certificate of Incorporation and by-laws, legal proceedings or legal conclusions, have been reviewed by us and are correct in all material respects. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be;

                           (vi) the execution and delivery of this Agreement
                  have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company;

                           (vii) the agreement between the Company and Beckman
                  Coulter, Inc. filed as exhibit 10.19 to the Registration Statement and each of the amendments to such agreement incorporated in such exhibit have each been duly authorized, executed and delivered by the Company, are valid and binding agreements of the Company and are currently in full force and effect in accordance with their respective terms, and, to the best knowledge of such counsel, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance of any term, covenant or condition of such agreement between the Company and Beckman Coulter, Inc., as so amended;

                           (viii) (A) no legal or governmental proceedings are
                  pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties, and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                           (ix) the issuance, offering and sale of the
                  Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not and will not: (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company is a party or by which the Company or any of its properties are bound, or the Amended and Restated Certificate of Incorporation or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company;

                           (x) the Registration Statement is effective under the
                  Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, have been threatened or are contemplated by the Commission;

                           (xi) except for omission of a bona fide estimate of
                  the maximum offering price from the Original Registration Statement as filed with the Commission on March 3, 2000, the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder; and

                           (xii) if the Company elects to rely on Rule 434, the
                  Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

                           (xiii) All offers and sales of Common Stock to
                  Beckman Coulter, Inc. and of the Company's Series C preferred stock prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

         Such counsel shall also state that they have no reason to believe that the Registration Statement (except for the financial statements and other financial information contained therein, as to which such counsel need express no opinion), as of its effective date and the date of such opinion, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

         References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Metz Schermer & Lewis LLC, counsel for the Company, to the effect that:

                           (i) all of the issued shares of capital stock of the
                  Company have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. The shares of the issued and outstanding capital stock of the Company have been issued in compliance with all federal and state securities laws; and no preemptive rights of, or rights of refusal in favor of, stockholders exist with respect to the Common Stock, or the issue and sale thereof, pursuant to the certificate of incorporation or bylaws of the Company, and there are no contractual or statutory preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Common Stock; and

                           (ii) except for any issuance of capital stock covered
                  by the opinion of Buchanan Ingersoll Professional Corporation, all offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                  (d) The Representatives shall have received on the Firm Closing Date from McDonnell Boehnen Hulbert & Berghoff, patent counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) The information in the Prospectus under "Risk
                  Factors-Risks Related to Our Business-If our intellectual property rights are not adequate, then third parties could use our technologies and significantly impair our ability to compete," "Risk Factors-Risks Related to Our Business-Our success will depend partly on our ability to operate without infringing on or utilizing the proprietary rights of others" and "Business-Intellectual Property Rights," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

                           (ii) To the best of such counsel's knowledge, there
                  are no pending or, to the best of their knowledge, threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and no such proceedings are threatened or contemplated.

                           (iii) To the best of such counsel's knowledge, the
                  Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, and no person is infringing or otherwise violating any of the Company's patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company.

                           (iv) To the best of such counsel's knowledge, the
                  Company owns or possesses sufficient licenses or other rights to use all technology covered by patents or trade secrets, and to use all trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus.

                           (v) To the best of such counsel's knowledge, the
                  Company's United States and foreign patents (the "Patents") are valid and enforceable and are entitled to a statutory presumption of validity and of ownership by the assignee. To the best of such counsel's knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Patents or any of the Company's patent applications, whether United States or foreign ("Applications"), there are no liens which have been filed against any of the Patents or the Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted and none of the Applications has been finally rejected or abandoned. The Company is listed on the records of the United States Patent and Trademark Office ("PTO") or appropriate foreign patent offices as the sole assignee of record thereof.

                           (vi) Nothing has come to such counsel's attention
                  that leads them to believe that any of the Applications will not eventuate in issued patents, or that any patents issued in respect of any such Applications will not be valid or will not afford the Company patent protection described by the claims therein.

                           (vii) The Company is the exclusive licensee of the
                  Patents and Applications so identified in such counsel's opinion and is the non- exclusive licensee of the Patents and Applications so identified in such counsel's opinion. All licenses of the Company to patents and Applications, whether United States or foreign, are duly executed, validly binding and enforceable in accordance with their terms and, to such counsel's knowledge, the Company is not in default (declared or undeclared) of any material provision of such licenses.

                           (viii) To the best of such counsel's knowledge, all
                  pertinent prior art references known to the Company or its counsel during the prosecution of the Patents and the Applications were disclosed to the PTO, and neither such counsel nor the Company made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

                           (ix) To the best of such counsel's knowledge, there
                  are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Company's trademark applications, there are no liens which have been filed against any of such applications, there are no material defects of form in the preparation or filing of such applications, such applications are being diligently prosecuted, and none of such applications has been finally rejected or abandoned.

                           (x) Nothing has come to such counsel's attention that
                  leads them to believe that any of the Company trademark applications filed with the PTO will not eventuate in registered trademarks, or that any trademark registrations issued in respect of any such applications will not be valid or will not afford the Company reasonable trademark protection relative to the subject matter thereof.

                           (xi) To the best of such counsel's knowledge, the
                  Company takes security measures adequate to assert trade secret protection in its non-patented technology.

                           (xii) The agreements executed by the Company's
                  employees, consultants and other advisors respecting trade secrets, confidentiality or intellectual property rights are valid, binding and enforceable in accordance with their express terms.

         Such counsel shall also state that they have no reason to believe that, with respect to the licenses, patents, trademarks, service marks, trade secrets, copyrights or other proprietary information or know-how owned or used by the Company which are the subject of the foregoing paragraphs (i)-(xii) of this subsection (c), the Registration Statement, as of its effective date and the date of such opinion, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) The Representatives shall have received from PricewaterhouseCoopers LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) they are independent accountants with respect to
                  the Company within the meaning of the Act and the applicable rules and regulations thereunder;

                           (ii) in their opinion, the audited financial
                  statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                           (iii) on the basis of a reading of the latest
                  available interim unaudited financial statements of the Company, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                           (A) the unaudited financial statements of the Company included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and

                           (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company or any decreases in net current assets or stockholders' equity of the Company, in each case compared with amounts shown on the September 30, 2000 unaudited balance sheet included in the Registration Statement and the Prospectus, or for the period from October 1, 2000 to the Firm Closing Date;

                           (iv) they have carried out certain specified
                  procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus under the captions "Summary Financial Data," "Capitalization," "Selected Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," to the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

         In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that: (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement and the Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (g) The Representatives shall have received from each person who is a director or officer of the Company or who owns any securities of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock of the Company or file any registration statement under the Act with respect to any of the foregoing for a period of 180 days from the date of the Prospectus, except pursuant to this Agreement or pursuant to the terms of any convertible securities of the Company outstanding on the date hereof as described in the Prospectus.

                  (h) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (i) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8. Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under state law, common law, the Exchange Act, the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement
                  made by the Company in Section 2 of this Agreement;

                           (ii) any untrue statement or alleged untrue statement
                  of any material fact contained in: (A) the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (foreign or domestic) in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each a "Securities Application");

                           (iii) the omission or alleged omission to state in the Registration Statement or any amendment or supplement thereto, any

                  Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Securities Application a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (iv) any untrue statement or alleged untrue statement
                  of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company, including, without limitation, slides, videos, films, tape recordings, used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters; or

                           (v) any untrue statement or alleged untrue statement
                  of a material fact included in the Prospectus or material distributed in, in connection with the reservation and sale of the Directed Share Program to Participants or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or Preliminary Prospectuses, not misleading provided that the Company shall not be responsible for any losses, claim, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Prudential Securities Incorporated.

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act and it shall have been determined by a final judgment of a court of competent jurisdiction that any Underwriter or any person controlling such Underwriter would not have incurred such loss, claim, damage or liability had the Prospectus (as amended or supplemented) been delivered or sent, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person of the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) In connection with the offer and sale of the Directed Shares, the Company agrees, promptly upon a request, in writing to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of Participants to pay for and accept delivery of Directed Shares which were subject to a properly confirmed agreement to purchase.

                  (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties, and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect: (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities, or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

         9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non- defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non- defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of: (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 2, 5, 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11. Termination.

                  (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                           (i) the Company shall have, in the sole judgment of
                  the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any Material Adverse Change, or any development involving a prospective Material Adverse Change (including without limitation a change in management or control of the Company);

                           (ii) trading in the Common Stock shall have been
                  suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

                           (iii) a banking moratorium shall have been declared
                  by New York or United States authorities; or

                           (iv) there shall have been: (A) an outbreak or
                  escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or
                  (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 6 and 10 hereof.

         12. Information Supplied by Underwriters. The statements set forth: (a) in the last paragraph on the front cover page, and (b) in the table below paragraph 1 and in the text of paragraphs 3, 8, 9, 12 and 13 under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, 16th Floor, New York, NY 10292, Attention:
Jean-Claude Canfin; with a copy to Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606-1285, Attention: Rodd
M. Schreiber, Esq.; if sent to the

Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 635 William Pitt Way, Pittsburgh, Pennsylvania 15238, Attention: D. Lansing Taylor, Ph.D.; with a copy to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: William R. Newlin and Lewis U. Davis.

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that: (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         16. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.


                                            Very truly yours,

                                            CELLOMICS, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
ING BARINGS LLC
DAIN RAUSCHER INCORPORATED

By: PRUDENTIAL SECURITIES INCORPORATED



By:
   ----------------------------------
   Jean-Claude Canfin
   Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE I

                                  UNDERWRITERS



                                                     Number of Firm
                                                     Securities to
Underwriter                                           be Purchased
-----------                                           ------------

Prudential Securities Incorporated...............
ING Barings LLC..................................
Dain Rauscher Incorporated.......................
                                                     --------------

                    Total.......................        6,000,000